Exhibit 99.2

PSBUSINESSPARKS.

psbusinessparks.com

| industrial | flex | office |

SUPPLEMENTAL INFORMATION

FIRST QUARTER 2019

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE MONTHS ENDED MARCH 31, 2019

Forward-Looking Statement

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state and local laws and regulations including, without limitation, those governing REITs; the impact of general economic conditions upon rental rates and occupancy levels at the Company’s facilities; the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

Non-GAAP Disclosures

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Net operating income (“NOI”) — We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Cash NOI — We utilized cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in revenue and in cost of operations. The non-cash adjustments in revenue include straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. The non-cash adjustments in cost of operations is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Adjusted Cost of Operations — Adjusted cost of operations represents cost of operations, excluding stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) — EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Funds from Operations (“FFO”) and FFO per share — FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to common and dilutive shares, divided by aggregate common and dilutive shares. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Core FFO and Core FFO per share — Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) nonrecurring income or expense items. Core FFO per share represents Core FFO allocable to common and dilutive shares divided by the weighted average common and dilutive shares. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Funds Available for Distribution (“FAD”) — FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintain our real estate condition, tenant improvements and lease commissions and (b) eliminate certain non-cash income or expenses such as straight-line rent and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

	March 31, 2019	December 31, 2018
ASSETS

Cash and cash equivalents	$39,356	$37,379	(a)

Real estate facilities, at cost
Land	816,656	816,656
Buildings and improvements	2,382,274	2,374,943

	3,198,930	3,191,599
Accumulated depreciation	(1,265,133)	(1,241,116)

	1,933,797	1,950,483	(b)
Land and building held for development	31,273	30,848

	1,965,070	1,981,331
Rent receivable, net	3,428	1,403	(c)
Deferred rent receivable, net	33,953	33,308
Other assets	14,812	15,173	(d)

Total assets	$2,056,619	$2,068,594

LIABILITIES AND EQUITY

Accrued and other liabilities	$80,344	$85,141	(e)

Total liabilities	80,344	85,141

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	959,750	959,750
Common stock	274	274
Paid-in capital	732,955	736,131	(f)
Accumulated earnings	67,059	69,207	(g)

Total PS Business Parks, Inc.’s shareholders’ equity	1,760,038	1,765,362
Noncontrolling interests	216,237	218,091

Total equity	1,976,275	1,983,453

Total liabilities and equity	$2,056,619	$2,068,594

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2018			$37,379
	Net cash provided by operating activities			64,755
	Net cash used in investing activities			(7,976)
	Net cash used in financing activities			(54,802)

	Ending cash balance at March 31, 2019			$39,356

(b)	Change in real estate facilities
	Beginning balance at December 31, 2018			$1,950,483
	Recurring capital improvements			1,180
	Tenant improvements, gross			3,653
	Capitalized lease commissions			1,956
	Nonrecurring capital improvements			864
	Depreciation and amortization			(24,339)

	Ending balance at March 31, 2019			$1,933,797

				Increase
(c)	Change in rent receivable	March 31, 2019	December 31, 2018	(Decrease)
	Non-government customers	$2,913	$1,040	$1,873
	U.S. Government customers	915	763	152
	Allowance for doubtful accounts	(400)	(400)	-

		$3,428	$1,403	$2,025

				Increase
(d)	Change in other assets	March 31, 2019	December 31, 2018	(Decrease)
	Lease intangible assets, net	$9,508	$8,671	$837
	Prepaid property taxes and insurance	1,667	3,381	(1,714)
	Other	3,637	3,121	516

		$14,812	$15,173	$(361)

				Increase
(e)	Change in accrued and other liabilities	March 31, 2019	December 31, 2018	(Decrease)
	Customer security deposits	$38,323	$37,557	$766
	Accrued property taxes	11,520	10,454	1,066
	Customer prepaid rent	12,844	16,830	(3,986)
	Lease intangible liabilities, net	9,199	7,870	1,329
	Other	8,458	12,430	(3,972)

		$80,344	$85,141	$(4,797)

(f)	Change in paid-in capital
	Beginning paid-in capital			$736,131
	Exercise of stock options			405
	Stock compensation expense, net			703
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(5,494)
	Adjustment to reflect noncontrolling interests underlying ownership - common units			1,210

	Ending paid in capital			$732,955

(g)	Change in accumulated earnings
	Beginning accumulated earnings			$69,207
	Net income			39,548
	Distributions to preferred shareholders			(12,959)
	Distributions to common shareholders			(28,737)

	Ending accumulated earnings			$67,059

	For The Three Months Ended
	Ended March 31,
	2019	2018

Rental income	$107,825	$103,759	(a)

Expenses
Cost of operations (1)	33,593	32,456	(b)
Depreciation and amortization	24,875	23,882
General and administrative (1)	3,233	2,850	(c)

Total operating expenses	61,701	59,188

Interest and other income	618	284	(d)
Interest and other expense	(167)	(165)	(e)
Gain on sale of real estate facilities	-	26,835

Net income	46,575	71,525
Allocation to noncontrolling interests	(7,027)	(11,900)

Net income allocable to PS Business Parks, Inc.	39,548	59,625
Allocation to preferred shareholders	(12,959)	(13,003)
Allocation to restricted stock unit holders	(268)	(574)

Net income allocable to common shareholders	$26,321	$46,048

Net income per common share
Basic	$0.96	$1.69
Diluted	$0.96	$1.69

Weighted average common shares outstanding
Basic	27,373	27,267
Diluted	27,479	27,318

(1)

Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $544,000 for the three months ended March 31, 2018, consisting of $385,000 of compensation costs and $159,000 of stock compensation expense, from cost of operations into general and administrative expenses on our consolidated statements of income in the three months ended March 31, 2018 in order to conform to the current period presentation.

		For The Three Months Ended		Increase
(a)	Rental income:	March 31, 2019	March 31, 2018	(Decrease)
	Same Park	$101,997	$97,466	$4,531
	Same Park non-cash revenue (1)	849	1,164	(315)
	Non-Same Park	2,318	-	2,318
	Non-Same Park non-cash revenue (1)	163	-	163
	Multifamily	2,497	1,424	1,073
	Multifamily non-cash revenue (1)	1	-	1
	Revenue from assets sold	-	3,705	(3,705)

		$107,825	$103,759	$4,066

		For The Three Months Ended		Increase
(b)	Cost of operations:	March 31, 2019	March 31, 2018	(Decrease)
	Same Park	$31,071	$29,838	$1,233
	Same Park non-cash adjustments (2)	293	358	(65)
	Non-Same Park	1,145	-	1,145
	Non-Same Park non-cash adjustments (2)	13	-	13
	Multifamily	1,071	997	74
	Expenses from assets sold	-	1,263	(1,263)

		$33,593	$32,456	$1,137

		For The Three Months Ended		Increase
(c)	General and administrative expenses:	March 31, 2019	March 31, 2018	(Decrease)
	Compensation expense	$1,683	$1,330	$353
	Stock compensation expense	561	637	(76)
	Professional fees and other	989	883	106

		$3,233	$2,850	$383

		For The Three Months Ended		Increase
(d)	Interest and other income:	March 31, 2019	March 31, 2018	(Decrease)
	Management fee income	$78	$127	$(49)
	Interest income	326	67	259
	Other income	214	90	124

		$618	$284	$334

		For The Three Months Ended		Increase
(e)	Interest and other expense:	March 31, 2019	March 31, 2018	(Decrease)
	Credit facility	$-	$(13)	$(13)
	Facilities fees & other charges	(167)	(152)	15

		$(167)	$(165)	$2

(1)	Non-cash revenue adjustments represent straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements.
(2)	Non-cash cost of operations adjustments represent stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

NET OPERATING INCOME

	For The Three Months Ended March 31,
	2019	2018	% Change
Rental income
Same Park (1)	$102,846	$98,630	4.3%
Non-Same Park (2)	2,481	-	100.0%
Multifamily	2,498	1,424	75.4%

Total rental income	107,825	100,054	7.8%

Adjusted cost of operations (3)
Same Park (1)	31,071	29,838	4.1%
Non-Same Park (2)	1,145	-	100.0%
Multifamily	1,071	997	7.4%

Total adjusted cost of operations	33,287	30,835	8.0%

Net operating income
Same Park (1)	71,775	68,792	4.3%
Non-Same Park (2)	1,336	-	100.0%
Multifamily	1,427	427	234.2%

Total net operating income	$74,538	$69,219	7.7%

CASH NET OPERATING INCOME

	For The Three Months Ended March 31,
	2019	2018	% Change
Cash rental income (4)
Same Park (1)	$101,997	$97,466	4.6%
Non-Same Park (2)	2,318	-	100.0%
Multifamily	2,497	1,424	75.4%

Total cash rental income	106,812	98,890	8.0%

Adjusted cost of operations (3)
Same Park (1)	31,071	29,838	4.1%
Non-Same Park (2)	1,145	-	100.0%
Multifamily	1,071	997	7.4%

Total adjusted cost of operations	33,287	30,835	8.0%

Cash net operating income
Same Park (1)	70,926	67,628	4.9%
Non-Same Park (2)	1,173	-	100.0%
Multifamily	1,426	427	234.0%

Total cash net operating income	$73,525	$68,055	8.0%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre)

	For The Three Months Ended March 31,
	2019	2018	% Change
Net income	$46,575	$71,525	(34.9%)
Net interest (income) expense	(190)	73	(360.3%)
Depreciation and amortization	24,875	23,882	4.2%
Gain on sale of real estate facilities and development rights	-	(26,835)	(100.0%)

EBITDAre	$71,260	$68,645	3.8%

(1)	Same Park includes assets acquired prior to January 1, 2017.

(2)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.

(3)

Adjusted cost of operations represents cost of operations excluding stock compensation expense for employees whose compensation expense is recorded in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” for more information on page 3. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $385,000 for the three months ended March 31, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current period presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $159,000 for the three months ended March 31, 2018, had previously been excluded from adjusted cost of operations.

(4)

Cash rental income excludes non-cash adjustments, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements.

PROPERTY INFORMATION

	For The Three Months Ended March 31,
	2019	2018	% Change
Total Portfolio (1)
Total rentable square footage at period end	28,186,000	27,129,000	3.9%
Weighted average occupancy	93.9%	94.2%	(0.3%)
Period end occupancy	94.0%	94.4%	(0.4%)
Annualized realized rent per occupied sq. ft. (2)	$15.91	$15.43	3.1%
RevPAF (3)	$14.95	$14.54	2.8%

Same Park Portfolio (4)
Total rentable square footage at period end	27,129,000	27,129,000	-
Weighted average occupancy	94.5%	94.2%	0.3%
Period end occupancy	94.6%	94.4%	0.2%
Annualized realized rent per occupied sq. ft. (2)	$16.04	$15.43	4.0%
RevPAF (3)	$15.16	$14.54	4.3%

Non-Same Park Portfolio (5)
Total rentable square footage at period end	1,057,000	-	100.0%
Weighted average occupancy	78.6%	-	100.0%
Period end occupancy	79.9%	-	100.0%
Annualized realized rent per occupied sq. ft. (2)	$11.94	$-	100.0%
RevPAF (3)	$9.39	$-	100.0%

Multifamily Portfolio
Number of units	395	395	-
Period end occupancy	94.9%	61.5%	54.3%

(1)	Operating metrics from our multifamily asset are excluded from the total portfolio operating metrics.

(2)	Annualized realized rent per occupied square foot represents the annualized revenue earned per occupied square foot.

(3)	RevPAF represents the annualized revenue earned per total weighted average available square foot.

(4)	Same Park includes assets acquired prior to January 1, 2017.
(5)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.

	For the Three Months Ended
	March 31,
	2019	2018

Net income allocable to common shareholders	$26,321	$46,048
Adjustments
Gain on sale of real estate facilities	-	(26,835)
Depreciation and amortization	24,875	23,882
Net income allocable to noncontrolling interests	7,027	11,900
Net income allocable to restricted stock unit holders	268	574
FFO (income) loss allocated to joint venture partner	(29)	13

FFO allocable to common and dilutive shares	58,462	55,582
Core FFO allocable to common and dilutive shares	58,462	55,582
Adjustments
Recurring capital improvements	(1,180)	(1,102)
Tenant improvements	(3,551)	(3,886)
Capitalized lease commissions	(1,956)	(1,919)
Total recurring capital expenditures (assets sold)	-	(96)
Total recurring capital expenditures (multifamily)	-	(7)
Straight-line rent	(657)	(735)
In-place lease adjustment	21	7
Tenant improvement reimbursement amortization, net of lease incentive amortization	(379)	(515)
Stock compensation expense	971	1,110
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(5,494)	(4,529)

FAD allocable to common and dilutive shares	46,237	43,910
Distributions to common shareholders	(28,737)	(23,171)
Distributions to common operating partnership unit holders	(7,671)	(6,210)
Distributions to restricted stock unit holders	(268)	(295)

Free cash available after fixed charges	9,561	14,234
Non-recurring property renovations (1)	(864)	(32)
Investment in Highgate (2)	-	(2,760)
Investment in The Mile redevelopment (3)	(425)	(146)

Retained cash	$8,272	$11,296

Weighted average outstanding:
Common shares	27,373	27,267
Operating partnership units	7,305	7,305
Restricted stock units	140	246
Common share equivalents	106	51

Total common and dilutive shares	34,924	34,869

FFO per common and dilutive share	$1.67	$1.59
FAD distribution payout ratio (4)	79.3%	67.6%

(1)	Non-recurring property renovations represents renovations that substantially enhance the value of a property.

(2)	Represents development costs related to a 395-unit apartment complex that commenced operations during 2017.

(3)	Represents predevelopment costs related to a multifamily project on a large contiguous block of real estate located in Tysons, Virginia.

(4)	FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders and restricted stock unit holders divided by FAD during the same reporting periods.

	For the Three Months Ended	Cost per Weighted
	March 31, 2019	Average Square Foot
Commercial recurring capital expenditures (1)
Capital improvements	$1,180	$0.04
Tenant improvements	3,551	0.13
Lease commissions	1,956	0.07

Total commercial recurring capital expenditures	6,687	$0.24

Non-recurring property renovations (2)	864

Total capital expenditures (excluding multifamily)	7,551

Multifamily capital expenditures	-

Total capital expenditures	$7,551

(1)

The Company defines “recurring capital expenditures” as capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. Lease-up costs on acquired properties are also included in recurring capital expenditures.

(2)	Non-recurring property renovations represents renovations that substantially enhance the value of a property.

	As of March 31, 2019			As of December 31, 2018
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	-	-	-	-	-	-

Preferred Equity:
5.75% Series U preferred stock (9,200,000 depositary shares outstanding) callable 9/14/17	230,000	3.6%		230,000	4.2%
5.70% Series V preferred stock (4,400,000 depositary shares outstanding) callable 3/14/18	110,000	1.7%		110,000	2.0%
5.20% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	3.0%		189,750	3.4%
5.25% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.6%		230,000	4.2%
5.20% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.1%		200,000	3.6%

Total preferred equity	959,750	15.0%	5.40%	959,750	17.4%	5.40%

Total debt and preferred equity	959,750	15.0%	5.40%	959,750	17.4%	5.40%

Common stock (27,417,909 and 27,362,101 shares outstanding as of March 31, 2019 and December 31, 2018, respectively) (1)	4,299,951	67.1%		3,584,435	65.2%
Common operating partnership units (7,305,355 units outstanding as of March 31, 2019 and December 31,2018) (1)	1,145,699	17.9%		957,002	17.4%

Total common equity	5,445,650	85.0%		4,541,437	82.6%

Total market capitalization	$6,405,400	100.0%		$5,501,187	100.0%

Ratio of Debt and Preferred Equity to EBITDAre (2)	3.4x			3.5x

For the periods ended
Interest expense and related expenses (3)	$136			$555
Preferred distributions	12,959			51,880

Total fixed charges and preferred distributions	$13,095			$52,435

Ratio of EBITDAre to fixed charges and preferred distributions	5.4x			5.3x
Ratio of FFO to fixed charges and preferred distributions	5.5x			5.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Closing share prices on March 31, 2019 and December 31, 2018 were $156.83 and $131.00, respectively.

(2)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of March 31, 2019 is calculated using annualized EBITDAre for the three months ended March 31, 2019.

(3)	Interest expense and related expenses includes facility fees.

Industry Concentration as of March 31, 2019

			Percentage of
			Total Rental Income
Business services			19.2%
Warehouse, distribution, transportation and logistics			11.4%
Computer hardware, software and related services			11.1%
Health services			9.9%
Retail, food, and automotive			7.5%
Engineering and construction			7.3%
Government			7.0%
Insurance and financial services			3.6%
Electronics			3.1%
Home furnishings			2.6%
Aerospace/defense products and services			2.0%
Communications			1.9%
Educational services			1.0%
Other			12.4%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of March 31, 2019

	Square	Annualized	Percentage of Total
Customer	Footage	Rental Income (1)	Annualized Rental Income

US Government	681,000	$16,066	3.8%
Luminex Corp	199,000	3,966	0.9%
Lockheed Martin Corp	143,000	2,639	0.6%
KZ Kitchen Cabinet & Stone	191,000	2,388	0.6%
CentralColo, LLC	96,000	2,293	0.5%
Applied Materials, Inc.	162,000	2,250	0.5%
Carbel, LLC	207,000	2,065	0.5%
Investorplace Media, LLC	46,000	1,937	0.5%
Keeco, L.L.C.	460,000	1,913	0.5%
ECS Federal, LLC	100,000	1,785	0.4%

Total	2,285,000	$37,302	8.8%

Tenant Composition as of March 31, 2019

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenants (2)		1,510	12,364
Small Tenants (3)		3,526	2,222

Total Portfolio		5,036	5,263

(1)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from April 1, 2019 through the respective date of expiration.
(2)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

	For the Three Months Ended
	March 31, 2019				March 31, 2018
	Flex	Office	Industrial	Total	Flex	Office	Industrial	Total
Cash rental income (1)
Northern California	$2,467	$2,992	$20,552	$26,011	$2,343	$2,758	$19,043	$24,144
Southern California	4,638	183	8,790	13,611	4,416	185	8,320	12,921
Dallas	5,130	—	3,050	8,180	4,830	—	2,810	7,640
Austin	5,408	—	2,061	7,469	5,432	—	1,984	7,416
Northern Virginia	6,326	10,582	1,793	18,701	6,247	10,296	1,757	18,300
South Florida	456	1	10,443	10,900	501	45	9,940	10,486
Suburban Maryland	3,394	8,094	1,197	12,685	3,217	7,932	1,141	12,290
Seattle	1,602	181	2,657	4,440	1,454	180	2,635	4,269

Total	29,421	22,033	50,543	101,997	28,440	21,396	47,630	97,466

Adjusted cost of operations (2)
Northern California	679	770	4,595	6,044	648	733	4,310	5,691
Southern California	1,251	68	2,227	3,546	1,156	65	1,997	3,218
Dallas	1,965	—	947	2,912	1,784	—	969	2,753
Austin	2,006	—	718	2,724	1,903	—	656	2,559
Northern Virginia	2,027	4,439	616	7,082	1,977	4,390	564	6,931
South Florida	150	22	2,711	2,883	127	10	2,740	2,877
Suburban Maryland	1,081	3,383	381	4,845	1,006	3,373	367	4,746
Seattle	367	49	619	1,035	350	52	661	1,063

Total	9,526	8,731	12,814	31,071	8,951	8,623	12,264	29,838

Cash NOI
Northern California	1,788	2,222	15,957	19,967	1,695	2,025	14,733	18,453
Southern California	3,387	115	6,563	10,065	3,260	120	6,323	9,703
Dallas	3,165	—	2,103	5,268	3,046	—	1,841	4,887
Austin	3,402	—	1,343	4,745	3,529	—	1,328	4,857
Northern Virginia	4,299	6,143	1,177	11,619	4,270	5,906	1,193	11,369
South Florida	306	(21)	7,732	8,017	374	35	7,200	7,609
Suburban Maryland	2,313	4,711	816	7,840	2,211	4,559	774	7,544
Seattle	1,235	132	2,038	3,405	1,104	128	1,974	3,206

Total	$19,895	$13,302	$37,729	$70,926	$19,489	$12,773	$35,366	$67,628

(1)

Cash rental income excludes non-cash adjustments, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements.

(2)	Adjusted cost of operations represents cost of operations excluding stock compensation expense related to employees whose compensation expense is included in costs of operations.

	For the Three Months Ended
	March 31, 2019				March 31, 2018
	Flex	Office	Industrial	Total	Flex	Office	Industrial	Total
Rental Income
Northern California	$2,447	$2,987	$20,622	$26,056	$2,342	$2,805	$19,088	$24,235
Southern California	4,655	184	8,768	13,607	4,401	183	8,396	12,980
Dallas	5,226	—	3,094	8,320	4,894	—	2,856	7,750
Austin	5,520	—	2,108	7,628	5,457	—	1,979	7,436
Northern Virginia	6,166	10,808	1,892	18,866	6,267	10,753	1,860	18,880
South Florida	468	20	10,403	10,891	478	45	10,054	10,577
Suburban Maryland	3,466	8,448	1,170	13,084	3,290	8,108	1,139	12,537
Seattle	1,612	179	2,603	4,394	1,456	180	2,599	4,235

Total	29,560	22,626	50,660	102,846	28,585	22,074	47,971	98,630

Adjusted cost of operations (1)
Northern California	679	770	4,595	6,044	648	733	4,310	5,691
Southern California	1,251	68	2,227	3,546	1,156	65	1,997	3,218
Dallas	1,965	—	947	2,912	1,784	—	969	2,753
Austin	2,006	—	718	2,724	1,903	—	656	2,559
Northern Virginia	2,027	4,439	616	7,082	1,977	4,390	564	6,931
South Florida	150	22	2,711	2,883	127	10	2,740	2,877
Suburban Maryland	1,081	3,383	381	4,845	1,006	3,373	367	4,746
Seattle	367	49	619	1,035	350	52	661	1,063

Total	9,526	8,731	12,814	31,071	8,951	8,623	12,264	29,838

NOI
Northern California	1,768	2,217	16,027	20,012	1,694	2,072	14,778	18,544
Southern California	3,404	116	6,541	10,061	3,245	118	6,399	9,762
Dallas	3,261	—	2,147	5,408	3,110	—	1,887	4,997
Austin	3,514	—	1,390	4,904	3,554	—	1,323	4,877
Northern Virginia	4,139	6,369	1,276	11,784	4,290	6,363	1,296	11,949
South Florida	318	(2)	7,692	8,008	351	35	7,314	7,700
Suburban Maryland	2,385	5,065	789	8,239	2,284	4,735	772	7,791
Seattle	1,245	130	1,984	3,359	1,106	128	1,938	3,172

Total	$20,034	$13,895	$37,846	$71,775	$19,634	$13,451	$35,707	$68,792

(1)

Adjusted cost of operations represents cost of operations excluding stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” for more information on page 3. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $385,000 for the three months ended March 31, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current period presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $159,000 for the three months ended March 31, 2018, had previously been excluded from adjusted cost of operations.

Realized Revenue per Occupied Square Foot (1)
	For the Three Months
	Ended March 31,
Region	2019	2018	% Change

Northern California	$14.90	$13.72	8.6%
Southern California	$17.34	$16.24	6.8%
Dallas	$12.47	$11.98	4.1%
Austin	$17.14	$16.04	6.9%
Northern Virginia	$20.55	$21.19	(3.0%)
South Florida	$11.69	$11.38	2.7%
Suburban Maryland	$22.51	$22.62	(0.5%)
Seattle	$13.16	$12.41	6.0%
Total	$16.04	$15.43	4.0%

Revenue per Available Foot (RevPAF) (2)
	For the Three Months
	Ended March 31,
Region	2019	2018	% Change

Northern California	$14.39	$13.38	7.5%
Southern California	$16.58	$15.81	4.9%
Dallas	$11.53	$10.74	7.4%
Austin	$15.54	$15.15	2.6%
Northern Virginia	$19.27	$19.28	(0.1%)
South Florida	$11.27	$10.94	3.0%
Suburban Maryland	$20.30	$19.45	4.4%
Seattle	$12.64	$12.19	3.7%
Total	$15.16	$14.54	4.3%

Revenue per Available Foot (RevPAF) (2)
	For the Three Months
	Ended March 31,
Region	2019	2018	% Change

Industrial	$12.31	$11.65	5.7%
Flex	$17.72	$17.13	3.4%
Office	$22.69	$22.13	2.5%
Total	$15.16	$14.54	4.3%

(1)	Represents revenue earned per occupied square foot. For the three month periods ending March 31, 2019 and 2018, rental income amounts have been annualized.
(2)	Represents revenue earned per total weighted average available square foot. For the three month periods ending March 31, 2019 and 2018, rental income amounts have been annualized.

Rentable Square Footage of Same Park Properties as of March 31, 2019

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	14.4%
South Florida	3,728	126	12	3,866	14.3%
Silicon Valley	3,094	367	-	3,461	12.8%
East Bay	3,297	53	-	3,350	12.4%
Dallas	1,300	1,587	-	2,887	10.6%
Suburban Maryland	394	576	1,608	2,578	9.5%
Austin	755	1,208	-	1,963	7.2%
Los Angeles County	1,256	317	31	1,604	5.9%
Seattle	1,092	270	28	1,390	5.1%
Orange County	810	101	-	911	3.4%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	16,466	6,674	3,989	27,129	100.0%

Percentage by Product Type	60.7%	24.6%	14.7%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2019

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.8%	96.0%	92.0%	93.7%
South Florida		96.7%	91.0%	65.6%	96.4%
Silicon Valley		97.1%	96.5%	-	97.1%
East Bay		96.5%	95.9%	-	96.5%
Dallas		96.5%	88.9%	-	92.3%
Suburban Maryland		87.4%	97.1%	88.2%	90.0%
Austin		98.1%	86.0%	-	90.7%
Los Angeles County		96.1%	96.2%	95.9%	96.1%
Seattle		95.6%	97.7%	100.0%	96.1%
Orange County		95.0%	98.5%	-	95.4%
San Diego County		97.7%	93.8%	-	95.0%
Mid-Peninsula		-	92.7%	94.0%	93.7%
Total		96.3%	92.4%	90.6%	94.5%

Same Park Weighted Average Occupancy Rates by Portfolio Type for the Three Months Ended March 31, 2019 (1)

Markets			Large Tenant	Small Tenant	Total

Northern Virginia			93.6%	93.9%	93.7%
South Florida			96.9%	94.3%	96.4%
Silicon Valley			97.6%	94.6%	97.1%
East Bay			96.2%	99.3%	96.5%
Dallas			92.0%	92.8%	92.3%
Suburban Maryland			90.3%	89.4%	90.0%
Austin			92.3%	79.3%	90.7%
Los Angeles County			96.3%	96.0%	96.1%
Seattle			95.4%	97.6%	96.1%
Orange County			95.6%	95.2%	95.4%
San Diego County			-	95.0%	95.0%
Mid-Peninsula			-	93.7%	93.7%
Total			94.8%	93.8%	94.5%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties as of March 31, 2019

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	17.7%
South Florida	3,728	126	12	3,866	13.7%
Silicon Valley	3,094	367	-	3,461	12.3%
East Bay	3,297	53	-	3,350	11.9%
Dallas	1,300	1,587	-	2,887	10.2%
Suburban Maryland	394	576	1,608	2,578	9.2%
Austin	755	1,208	-	1,963	7.0%
Los Angeles County	1,256	317	31	1,604	5.7%
Seattle	1,092	270	28	1,390	4.9%
Orange County	810	101	-	911	3.2%
San Diego County	233	535	-	768	2.7%
Mid-Peninsula	-	94	340	434	1.5%

Total	17,523	6,674	3,989	28,186	100.0%

Percentage by Product Type	62.2%	23.7%	14.1%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2019

Markets		Industrial	Flex	Office	Total

Northern Virginia		83.6%	96.0%	92.0%	90.5%
South Florida		96.7%	91.0%	65.6%	96.4%
Silicon Valley		97.1%	96.5%	-	97.1%
East Bay		96.5%	95.9%	-	96.5%
Dallas		96.5%	88.9%	-	92.3%
Suburban Maryland		87.4%	97.1%	88.2%	90.0%
Austin		98.1%	86.0%	-	90.7%
Los Angeles County		96.1%	96.2%	95.9%	96.1%
Seattle		95.6%	97.7%	100.0%	96.1%
Orange County		95.0%	98.5%	-	95.4%
San Diego County		97.7%	93.8%	-	95.0%
Mid-Peninsula		-	92.7%	94.0%	93.7%
Total		95.2%	92.4%	90.6%	93.9%

Weighted Average Occupancy Rates by Portfolio Type for the Three Months Ended March 31, 2019 (1)

Markets			Large Tenant	Small Tenant	Total

Northern Virginia			89.4%	93.0%	90.5%
South Florida			96.9%	94.3%	96.4%
Silicon Valley			97.6%	94.6%	97.1%
East Bay			96.2%	99.3%	96.5%
Dallas			92.0%	92.8%	92.3%
Suburban Maryland			90.3%	89.4%	90.0%
Austin			92.3%	79.3%	90.7%
Los Angeles County			96.3%	96.0%	96.1%
Seattle			95.4%	97.6%	96.1%
Orange County			95.6%	95.2%	95.4%
San Diego County			-	95.0%	95.0%
Mid-Peninsula			-	93.7%	93.7%
Total			94.0%	93.6%	93.9%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Industrial

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	3,433	$42,762	18.9%	9.5%
2020	3,993	51,196	22.7%	11.5%
2021	2,688	37,788	16.7%	8.6%
2022	2,310	31,914	14.1%	7.1%
2023	1,958	27,009	11.9%	6.1%
Thereafter	2,322	35,354	15.7%	7.9%

Total	16,704	$226,023	100.0%	50.7%

Lease Expirations - Flex

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	1,242	$25,266	20.3%	5.8%
2020	1,349	23,938	19.3%	5.4%
2021	1,094	20,693	16.7%	4.6%
2022	975	21,024	16.9%	4.7%
2023	491	10,026	8.1%	2.2%
Thereafter	1,073	23,220	18.7%	5.2%

Total	6,224	$124,167	100.0%	27.9%

Lease Expirations - Office

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2019	608	$15,363	16.0%	3.4%
2020	849	22,807	23.8%	5.1%
2021	569	13,563	14.1%	3.0%
2022	501	13,887	14.5%	3.1%
2023	501	12,660	13.2%	2.8%
Thereafter	647	17,655	18.4%	4.0%

Total	3,675	$95,935	100.0%	21.4%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Southern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	724	$12,803	22.2%	2.9%
2020	1,037	17,614	30.5%	3.9%
2021	554	10,602	18.3%	2.4%
2022	406	7,751	13.4%	1.7%
2023	194	4,083	7.1%	0.9%
Thereafter	217	4,907	8.5%	1.1%

Total	3,132	$57,760	100.0%	12.9%

Lease Expirations - Northern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	1,644	$23,369	20.6%	5.2%
2020	1,425	24,660	21.8%	5.5%
2021	1,099	18,271	16.1%	4.1%
2022	878	14,030	12.4%	3.1%
2023	772	12,675	11.2%	2.8%
Thereafter	1,166	20,362	17.9%	4.6%

Total	6,984	$113,367	100.0%	25.3%

Lease Expirations - Austin

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	241	$3,889	12.1%	0.9%
2020	350	5,358	16.7%	1.2%
2021	290	5,545	17.3%	1.3%
2022	286	4,898	15.2%	1.1%
2023	176	3,063	9.5%	0.7%
Thereafter	445	9,381	29.2%	2.1%

Total	1,788	$32,134	100.0%	7.3%

Lease Expirations - Dallas

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	492	$5,815	16.5%	1.3%
2020	687	8,063	22.8%	1.8%
2021	482	6,631	18.8%	1.5%
2022	273	3,896	11.0%	0.9%
2023	320	4,353	12.3%	1.0%
Thereafter	448	6,545	18.6%	1.5%

Total	2,702	$35,303	100.0%	8.0%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - South Florida

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	672	$7,496	16.9%	1.7%
2020	836	9,940	22.4%	2.2%
2021	756	9,145	20.5%	2.0%
2022	575	6,758	15.2%	1.5%
2023	541	6,585	14.8%	1.5%
Thereafter	373	4,547	10.2%	1.0%

Total	3,753	$44,471	100.0%	9.9%

Lease Expirations - Northern Virginia

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	923	$16,908	18.9%	3.8%
2020	1,021	18,598	20.7%	4.2%
2021	635	11,537	12.9%	2.6%
2022	867	20,040	22.4%	4.5%
2023	401	8,064	9.0%	1.8%
Thereafter	727	14,426	16.1%	3.2%

Total	4,574	$89,573	100.0%	20.1%

Lease Expirations - Suburban Maryland

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	370	$9,497	17.5%	2.1%
2020	350	7,694	14.2%	1.8%
2021	376	7,660	14.1%	1.7%
2022	306	6,641	12.2%	1.5%
2023	373	8,419	15.5%	1.9%
Thereafter	551	14,416	26.5%	3.2%

Total	2,326	$54,327	100.0%	12.2%

Lease Expirations - Seattle

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income
2019	217	$3,614	18.8%	0.8%
2020	485	6,014	31.3%	1.4%
2021	159	2,653	13.9%	0.6%
2022	195	2,811	14.6%	0.6%
2023	173	2,453	12.8%	0.5%
Thereafter	115	1,645	8.6%	0.4%

Total	1,344	$19,190	100.0%	4.3%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Large Tenant Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (3)%		Rental Income
2019	3,455	$50,317	17.4%	11.3%
2020	3,924	53,499	18.5%	12.0%
2021	2,803	41,837	14.5%	9.4%
2022	2,869	48,135	16.6%	10.7%
2023	2,254	34,437	11.9%	7.7%
Thereafter	3,422	60,916	21.1%	13.7%

Total	18,727	$289,141	100.0%	64.8%

Lease Expirations - Small Tenant Portfolio (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (3)%		Rental Income
2019	1,828	$33,074	21.1%	7.4%
2020	2,267	44,442	28.3%	10.0%
2021	1,548	30,207	19.2%	6.8%
2022	917	18,690	11.9%	4.2%
2023	696	15,258	9.7%	3.4%
Thereafter	620	15,313	9.8%	3.4%

Total	7,876	$156,984	100.0%	35.2%

Lease Expirations - Total Portfolio

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (3)%		Rental Income
2019	5,283	$83,391	18.7%	18.7%
2020	6,191	97,941	22.0%	22.0%
2021	4,351	72,044	16.2%	16.2%
2022	3,786	66,825	14.9%	14.9%
2023	2,950	49,695	11.1%	11.1%
Thereafter	4,042	76,229	17.1%	17.1%

Total	26,603	$446,125	100.0%	100.0%

(1)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(2)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.
(3)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

	Total Portfolio Activity
	Wtd. Avg.	Leasing	Customer	Transaction Costs	Transaction	Cash Rental Rate
	Occupancy	Volume	Retention	per Executed Foot	Costs (1)	Change (2)

Northern Virginia	90.5%	322,000	83.1%	$5.20	10.6%	-0.7%

South Florida	96.4%	219,000	76.8%	$1.55	3.1%	16.0%

Silicon Valley	97.1%	186,000	70.2%	$2.25	2.1%	24.1%

East Bay	96.5%	116,000	15.0%	$1.89	2.8%	27.3%

Dallas	92.3%	283,000	90.6%	$5.28	11.4%	6.6%

Suburban Maryland	90.0%	78,000	61.4%	$7.27	10.3%	-9.0%

Austin	90.7%	44,000	51.0%	$3.42	6.0%	5.5%

Los Angeles	96.1%	159,000	67.9%	$1.29	2.3%	18.2%

Seattle	96.1%	78,000	62.0%	$0.90	1.6%	18.9%

Orange County	95.4%	76,000	75.2%	$2.21	2.9%	0.6%

San Diego	95.0%	76,000	71.0%	$2.10	3.3%	10.9%

Mid-Peninsula	93.7%	27,000	58.7%	$0.85	1.0%	9.2%
Company Totals by Market	93.9%	1,664,000	66.5%	$3.30	5.4%	9.1%

Industrial	95.2%	1,065,000	62.5%	$2.33	4.0%	15.7%

Flex	92.4%	366,000	74.4%	$4.59	7.5%	6.1%

Office	90.6%	233,000	75.1%	$5.71	7.9%	-1.1%
Company Totals by Type	93.9%	1,664,000	66.5%	$3.30	5.4%	9.1%

(1)	Transaction cost percentages are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
(2)

Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

			Total Costs (1)	Construction
Property Information	Location	Apartment Units	(in thousands)	Completion
Highgate at the Mile	Tysons, VA	395	$115,426	Q4 2017

As of March 31, 2019
Period end occupancy	94.9%
Average rent per unit (2)	$2,074

(1)

The total costs of the project include contributed land value of $21.0 million plus unrealized land appreciation of $6.0 million. The unrealized land appreciation of $6.0 million is not recorded on our balance sheet.

(2)

Average rent per unit is defined as the total potential monthly rental revenue (i.e. actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the number of available units.